UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2024

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21326	04-3145961
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781) 457-9000
(Registrant’s telephone number, including area code:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Anika Therapeutics, Inc., or the Company, held the 2024 Annual Meeting of Stockholders, or the Annual Meeting, on July 9, 2024. The board of directors of the Company, or the Board, solicited proxies for the Annual Meeting pursuant to the proxy statement, or the Proxy Statement, for the Annual Meeting, which the Company filed with the Securities and Exchange Commission on June 11, 2024. There was no solicitation in opposition to the Board’s solicitation. The number of shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting was 14,857,369. A total of 12,387,064 shares of common stock were present in person or by proxy at the Annual Meeting, representing 83.37% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote with respect to each matter submitted to a vote at the Annual Meeting, and the voting results reported below are final.

The matters considered and voted on by the stockholders at the Annual Meeting and the votes of the stockholders were as follows:

PROPOSAL 1

Stockholders voted as follows with respect to election of each of the director nominees identified in the Proxy Statement:

Nominee	For	Against	Abstain	Broker Non-Votes
Sheryl L. Conley	10,713,825	415,055	27,858	1,230,326
William R. Jellison	11,092,818	13,085	50,835	1,230,326
Stephen O. Richard	10,205,467	924,213	27,058	1,230,326

As a result of this vote, Ms. Conley and Messrs. Jellison and Richard were elected as Class I directors to serve until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until his or her earlier resignation or removal.

PROPOSAL 2

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholders voted as follows with respect to this ratification proposal:

For	Against	Abstain	Broker Non-Votes
12,337,376	43,654	6,034	0

PROPOSAL 3

Stockholders voted, on a non-binding, advisory basis, to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement. Stockholders voted as follows with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
11,020,273	129,717	6,748	1,230,326

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: July 11, 2024	By:	/s/ Cheryl R. Blanchard
Cheryl R. Blanchard
President and Chief Executive Officer